UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 24, 2010
MACC PRIVATE EQUITIES INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	0-24412	42-1421406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2533 South Coast Highway 101, Suite 240, Cardiff-By-The-Sea, California 92024
(Address of Principal Executive Offices)		(Zip Code)

(760) 479-5080
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 24, 2010, MACC Private Equities Inc. (the “Company”) recevied a Nasdaq Staff Delinquency Letter indicating that the Company is not in compliance with the filing requirements under Nasdaq Marketplace Rule 5250(c)(1) since the Company’s Form 10-Q for the period ended June 30, 2010 (the “Filing”) has not yet been reviewed in accordance with Statement of Accounting Standards No. 100, as required by Rule 8-03 of Regulation of S-X.  Pursuant to the Nasdaq Marketplace Rules, the Company now has 60 calendar days (or until October 25, 2010) to submit a plan to regain compliance.  If Nasdaq accepts the Company’s plan, the Company will have an exception of up to 180 days from the filing’s due date (or until February 14, 2011) to regain compliance.  If Nasdaq does not accept the Company’s plan, the Company will have an opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company filed an amended Form 10-Q with the Securities and Exchange Commission (“SEC”) on August 18, 2010 regarding this review and is currently working with its independent registered public accounting firm on review of a the value of a certain portfolio investment which may require an adjustment to the recorded value related to a prior period.  The Company plans to complete and resolve this review within the next 60 calendar days therefore not requiring submission of a plan to Nasdaq.  The Nasdaq notification has no effect on the listing of the Company’s common stock at this time.  A copy of the press release is attached hereto and incorporated herein by reference.

The information in this Item 3.01 and the accompanying exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item 3.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any offering circular, report or other document filed with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set for by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

99.1	Press release dated August 30, 2010, Announcing the Receipt of Nasdaq Staff Delinquency Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 30, 2010

MACC PRIVATE EQUITIES INC.

By:	/s/ Travis T. Prentice
Travis T. Prentice
President and CEO

Exhibit Index

Exhibit
Number                                Description

99.1	Press release dated August 30, 2010, Announcing the Receipt of Nasdaq Staff Delinquency Letter